MORTGAGE, SECURITY AGREEMENT AND FIXTURE
FINANCING STATEMENT

MORTGAGE, SECURITY AGREEMENT AND FIXTURE
FINANCING STATEMENT
(MAXIMUM PRINCIPAL INDEBTEDNESS NOT TO EXCEED $35,477,897.16)

          THIS MORTGAGE, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT (this “Mortgage”) is made as of the  11th  day of October, 2006, by NTS REALTY HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership, 10172 Linn Station Road, Louisville, Kentucky 40223 (the “Borrower”) in favor of NATIONAL CITY BANK, a national banking association having its principal place of business located at One East Fourth Street, Cincinnati, Hamilton County, Ohio 45202 (the “Bank”).

RECITALS

          A.      Borrower is the owner of that certain real property located in Jefferson County, Kentucky and more particularly described on Exhibit A, attached hereto and made a part hereof by this reference (the “Land”).

          B.     Borrower is justly indebted to the Bank pursuant to that certain Promissory Note dated as of even date herewith, executed and delivered by Borrower to the Bank and evidencing an indebtedness in the original principal amount of Thirty-Five Million Four Hundred Seventy-Seven Thousand Eight Hundred Ninety-Seven and 16/100 Dollars ($35,477,897.16), bearing interest and being payable as provided therein, which, together with all modifications and amendments thereto and all notes issued in replacement thereof or substitution therefor is referred to as the “Note”, which Note has a maturity date of November 15, 2007.

          C.      The Bank has requested, as a condition to making the loan evidenced by the Note, that Borrower grant the Bank a first and paramount mortgage and security interest in and to the Land and the other property hereinafter defined.

          NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower mortgages and grants a security interest to the Bank in and to the Land, and in and to the following property:

          1.     All right, title and interest of Borrower, including any after-acquired title or reversion, in and to the ways, easements, streets, alleys, passages, water, water courses, riparian rights, rights, liberties and privileges in any way appertaining to the Land; and

2. All real property leases, contracts, rents, issues, proceeds and profits accruing and to accrue from the Mortgaged Property (defined below); and

          3.      All buildings, structures and improvements of every kind and description now or hereafter constructed or placed on the Land (collectively, the “Improvements”) and all materials intended for construction, reconstruction, alteration and repairs of the same, all of which shall be subjected to and encumbered by the lien and security interest created by this Mortgage immediately upon the delivery thereof to the Mortgaged Property, and all fixtures and articles of personal property in which Borrower now has or at any time hereafter acquires an interest and which are attached to or contained in and used in connection with the Mortgaged Property, and all renewals or replacements thereof or articles in substitution therefor, without regard to whether the same are or shall be attached to the buildings in any manner; it being mutually agreed that all such property shall, so far as permitted by law, be deemed to be fixtures and a part of the realty, security for the Obligations (as hereinafter defined) and covered by this Mortgage, and as to the balance of such property, this Mortgage is a security agreement for the purpose of creating hereby a security interest therein, securing the Obligations for the benefit of Bank; and

4. All right, title and interest now owned or hereafter acquired by Borrower in and to any leases for equipment of any kind or nature used in connection with the Mortgaged Property; and

          5.      All proceeds of the conversion, voluntary or involuntary, of any of the foregoing property into cash or liquidated claims, including but not limited to the proceeds of insurance and all awards payable by reason of the condemnation (or private sale in lieu thereof) of all or any portion of any such property (whether temporary or permanent), together with any and all unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by Borrower; and

6. All permits, licenses, governmental approvals and grants pertaining to the aforementioned property, to the extent that the same may lawfully be assigned.

          The Land and all of the other property described above are referred to as “the Mortgaged Property” to the extent the same are realty and as “the Collateral” to the extent the same are personalty. The Mortgaged Property and the Collateral are sometimes collectively referred to as the “Mortgaged Property”.

          TO HAVE AND TO HOLD the Mortgaged Property, with the appurtenances thereunto belonging, unto the Bank, its successors and assigns, forever.

          Borrower represents to the Bank that at and until the ensealing of these presents, Borrower is the owner of marketable, indefeasible, fee simple title in and to the Mortgaged Property and the owner of good title to the Collateral, subject only to those matters affecting title thereto which are set forth on Schedule B of the loan policies of title insurance furnished to the Bank in connection with the transactions contemplated hereby (the “Permitted Exceptions”), and has good right to mortgage and to grant a security interest therein in manner and form as above written, and Borrower will execute, acknowledge and deliver any further assurances as may be necessary or required hereto to evidence or confirm the interest in the Mortgaged Property granted by this Mortgage.

          THE CONDITION OF THIS MORTGAGE IS, that whereas Borrower has executed and delivered this Mortgage for the purpose of securing all of the following (collectively, the “Obligations”):

(a) the payment when due of all principal, interest and other sums payable pursuant to the Note;

          (b)      the payment, as and when due, of all sums which may be expended or advanced by the Bank pursuant to any term or provision of this Mortgage or of any other agreement delivered in connection with this transaction, including but not limited to the Assignment of Leases, Rents, Contracts, Income and Proceeds from Borrower to Bank, the Environmental Indemnity Agreement from Borrower to Bank, the Covenant Agreement from Borrower to Bank, the Conditional Assignment of Leases and Rents from Borrower to Bank and UCC-1 Financing Statements, all dated of even date herewith (collectively, the “Loan Documents”);

          (c)      the payment, as and when due, of all unpaid advances of the Bank with respect to the Mortgaged Property for the payment of taxes, assessments, insurance premiums or reasonable out-of-pocket costs incurred in the protection or operation of the Mortgaged Property as provided in the Kentucky Revised Statutes; and

          (d)     the unpaid balances of any loan advances made this date or subsequent to recordation hereof, to the extent that the total unpaid loan indebtedness secured hereby, exclusive of the interest thereon, does not exceed Thirty-Five Million Four Hundred Seventy-Seven Thousand Eight Hundred Ninety-Seven and 16/100 Dollars ($35,477,897.16);

          AND WHEREAS, Borrower further covenants and agrees as follows:

1. Payment of Indebtedness. Borrower shall pay promptly the principal of and interest on the indebtedness evidenced by the Note at the time and in the manner provided therein.

          2.     Impositions and Insurance Premiums. (a) Borrower shall (i) pay, or cause to be paid, not later than the last day on which the same may be paid without penalty or interest, all real estate taxes, general and special assessments, water and sewer rents, rates, charges, impositions and liens (collectively, “Impositions”) which are now or hereafter imposed by law upon the Mortgaged Property, and (ii) pay, or cause to be paid, not less than thirty (30) days prior to the date on which each such policy of insurance would be subject to cancellation or non-renewal for failure to pay premiums therefor, all premiums becoming payable on all insurance required by this Mortgage to be maintained by Borrower with respect to the Mortgaged Property (“Insurance Premiums”). If failure of the Borrower to pay Impositions or Insurance Premiums in accordance with the foregoing which continues for ten (10) days after written notice from the Bank shall be a default hereunder. Borrower shall furnish to the Bank evidence reasonably satisfactory to the Bank of payment of the Impositions prior to the last day on which each Imposition may be paid without penalty or interest, and, in the case of Insurance Premiums, not less than ten (10) days prior to the date on which such policies would be subject to cancellation or non-renewal for non-payment of premiums therefor.

          (a)      In the event of the passage after the date of this Mortgage of any federal, state, municipal, or other governmental law, order, rule, or regulation deducting from the value of the Mortgaged Property, for the purpose of taxation, any lien thereon, taxing the lien, or in any manner changing or modifying the laws now in force governing the taxation of mortgages or debts secured by mortgages or the manner of collecting taxes so as to impose a tax hereon or otherwise adversely to affect the yield to the Bank on the indebtedness evidenced by the Note in a material way, or upon the rendition by a court of competent jurisdiction of any decision or ruling to the effect that any material undertaking of Borrower under this Mortgage is inoperative or unenforceable, then, in any such event, at the option of the Bank upon written notice to Borrower, all indebtedness secured by this Mortgage, together with interest thereon, shall become due and payable forthwith; provided, however, that such option shall be unavailing and the Note and this Mortgage shall remain in effect in any event if Borrower lawfully may pay all such taxes, including interest and penalties thereon, to or for the Bank, and does in fact pay all of the same as and when due and payable.

          3.     Escrow Deposits. If an Event of Default occurs under and as defined in the Note, this Mortgage or any of the other documents, instruments or agreements now or hereafter evidencing or further securing the indebtedness evidenced by the Note (the Note, this Mortgage and all such other documents, instruments and agreements are sometimes collectively referred to as the “Loan Documents”), and continues beyond the applicable grace period provided for such default hereunder or thereunder, Borrower shall, at the Bank’s request, pay to the Bank monthly, on or before the first day of each month, an amount equal to one twelfth (1/12th) of the annual charges (or such other base amount reasonably determined by the Bank based on such factors as a change in the assessed value of the Mortgaged Property or a change in the applicable real estate tax rates or new special assessments) for the Impositions and the Insurance Premiums. The amounts so paid shall be security for the Impositions and the Insurance Premiums and shall be used in payment thereof, provided that Borrower is not otherwise in default hereunder. However, if pursuant to any provision of this Mortgage or the Note, the whole amount of the unpaid principal debt under the Note becomes due and payable, the Bank may apply any amount so held against the indebtedness secured hereby in such order as the Bank may determine. The Bank may from time to time waive, and after any such waiver may reinstate, the provisions of this section requiring the monthly payments prescribed herein.

4. Maintenance of Insurance.

          (a)      Borrower shall maintain comprehensive general public liability insurance on the Mortgaged Property, naming the Bank as an additional insured, containing a contractual liability clause reasonably acceptable to the Bank and providing coverage consistent with the requirements set forth herein. In addition, Borrower shall: (i) keep all Improvements and all Collateral reasonably insured against loss by reason of fire, casualty and such other hazards as may be specified by the Bank, for the benefit of the Bank; and (ii) during all periods in which construction is being performed on, to or at the Mortgaged Property, maintain builder’s risk coverage. All insurance required by the terms of this Mortgage shall be written in amounts, shall provide for coverage limits and terms (including, without limitation, those which pertain to deductibles or to risk-retention) shall provide a waiver of subrogation endorsement and shall be issued by companies, all reasonably acceptable to the Bank. Failure to have in force insurance required hereunder ten (10) days after written notice from the Bank shall be a default. All proceeds payable under property and casualty coverage shall be payable to the Bank pursuant to a standard, non-contributing loss-payable provision reasonably acceptable to the Bank, and are hereby irrevocably assigned to the Bank. A certificate of each policy of insurance required by this Mortgage shall be delivered to the Bank along with proof of premiums paid for the current policy year and each subsequent year for the term of the Mortgage. The Borrower shall give the Bank prompt notice of any loss covered by any such insurance, and the Bank may join Borrower in adjusting any loss over Fifty Thousand Dollars ($50,000). Subject to the terms of Section 6, below, all sums received by the Bank in consequence of any insured casualty shall be applied either to the prepayment of the indebtedness evidenced by the Note (in such sequence as the Bank may determine) or to the reimbursement of the Borrower for the expenses incurred by it in the restoration of the Improvements. Bank shall apply the proceeds to the restoration of the Improvements if the following minimum conditions are met:

          (i)       no Event of Default shall have occurred and remain uncured (after the expiration of all notice, cure and grace periods relative thereto) at the time of such casualty and Borrower shall not have defaulted in its payment obligations at any time prior to the casualty loss, which default remains uncured after the expiration of all notice, cure and grace periods;

          (ii)       Borrower shall continue to meet all standards for advances under Bank’s customary lending practices for borrowers of similar creditworthiness given the amount of the loans and the remaining term thereunder;

          (iii)       In the event that Borrower elects to rebuild the Mortgaged Property upon such casualty loss and the foregoing requirements are satisfied, all such insurance proceeds for losses under Two Hundred Thousand Dollars ($200,000.00) in value shall be paid directly to Borrower and all proceeds for losses in excess of Two Hundred Thousand Dollars ($200,000.00) in value shall be deposited with Bank into a loan in process account in Borrower’s name for disbursement by Bank in accordance with its then standard construction loan disbursement practices; and

          (b)      Borrower shall not procure or maintain separate insurance concurrent in form or contributing in the event of loss with the coverage required to be maintained by the preceding paragraph without the express, prior, written consent of the Bank.

          (c)      In the event that Borrower shall fail to comply with the requirements imposed by this Section 4, the Bank may (but shall not be obligated to), in addition to any other rights or remedies available to it in such event, procure any insurance required hereunder and may pay the premiums therefor. Any amounts so paid, and any expenses reasonably incurred by the Bank in connection therewith, shall become immediately due and payable to the Bank by Borrower and shall be secured by this Mortgage, and in the event that such sums are not immediately repaid to Bank, shall bear interest at the Default Rate as set forth in the Note.

          5.     Condemnation. If any action shall be commenced or any written notice shall be received for the taking by exercise of the power of eminent domain of title to or the temporary use of all or any part of the Mortgaged Property, or in the event of any private sale in lieu thereof, Borrower will promptly give written notice thereof to the Bank and, upon written notice to Borrower, Bank shall be entitled to engage attorneys on behalf of Bank and Borrower to represent Bank and Borrower in such proceedings. Any and all proceeds payable from any award made in such eminent domain proceedings (or conveyance in lieu thereof) are hereby assigned to the Bank, and shall be paid to the Bank and applied, at the Bank’s reasonable option, either to the prepayment of the indebtedness secured hereby (in such order or sequence as the Bank may determine) or to the reimbursement of the Borrower for its expenses in restoring the Mortgaged Property to a condition as similar as possible to that which existed immediately prior to the occurrence of such taking.

          6.      Alterations; Fixtures. No building or other improvement on or in the Mortgaged Property shall be structurally or materially altered, removed or demolished, nor shall any fixtures or appliances on, in or about the buildings or improvements be severed, removed, sold or mortgaged, without the consent of the Bank, which shall not be unreasonably withheld, conditioned or delayed. If any of the fixtures, chattels or articles of personal property covered by this Mortgage are destroyed in whole or in part, they shall be replaced promptly by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from any security interest in or encumbrance thereon or reservation of title thereto, except as otherwise provided in the Loan Documents.

          7.      Maintenance of the Mortgaged Property. Borrower shall (a) not commit or suffer any waste, impairment or deterioration of the Mortgaged Property or any part thereof; (b) keep and maintain the Mortgaged Property and every part thereof in good condition and repair, in compliance with all applicable requirements imposed by any Federal, state or local governmental authority (including, without limitation, those which may be imposed by or in connection with any building permit issued or to be issued with respect to the Mortgaged Property); and permit the Bank and its agents to enter upon and inspect the Mortgaged Property at any reasonable time.

8. Prohibition of Liens and Transfers.

          (a)      Borrower will not voluntarily create or permit to be created or filed against the Mortgaged Property any mortgage lien or other lien or security interest inferior or superior to the lien and security interest created by this Mortgage except for taxes not yet due and payable. Borrower will keep and maintain the Mortgaged Property free from the liens and claims of all persons supplying labor or materials to the Mortgaged Property. If any lien, claim or notice for any mechanics’ or other statutory lien shall be filed with respect to the Mortgaged Property, Borrower shall promptly so notify the Bank and shall, within thirty (30) days after the date of any such filing, cause the same to be released, discharged or satisfied, by bonding or otherwise. If Bank consents to the creation of any voluntary lien inferior to the lien of this Mortgage, any default in the performance or observance of the terms and conditions contained in the instrument creating such lien shall be a default hereunder.

          (b)      Except for sales of any of the property set forth in Exhibit A and the payment of the release prices as more fully set forth in the Note, Borrower shall not without Bank’s prior written consent, directly or indirectly, by operation of law or otherwise: (i) sell, transfer, convey, ground-lease, assign or pledge all or any portion of the Mortgaged Property, or any interest therein, except for leases made in the ordinary course of business (all of which current leases are approved by Bank) or replacement leases to those currently in place under substantially similar or better economic terms; or (ii) permit or suffer any change in the identity or control of Borrower (whether by sale or transfer of any ownership interest, however characterized, or by other means). A sale, transfer, conveyance or assignment means the conveyance by the Borrower of any legal or equitable right, title or interest in the Mortgaged Property, or any part thereof, whether such conveyance is voluntary or involuntary, by outright sale, deed, installment sale contract, land contract, lease, option contract, or any other method of transferring any interest in real property. Any change in the entities holding the legal or beneficial ownership of the ownership interests of Borrower to an entity not managed and controlled by Borrower shall be considered to be a sale or transfer within the meaning of this Section 9(b) and shall not be made without the Bank’s prior written consent; provided, however, that transfers of limited partnership interests in Borrower, and/or transfers of interests in Borrower, or the general partners of Borrower, by J. D. Nichols or Brian F. Lavin to family members or family trusts or limited liability companies for estate planning purposes, or to employees of NTS Development Company, shall not be considered a sale or transfer under this Section 9(b).

          (c)      Borrower’s breach of any of its obligations under this Section 8 shall constitute an immediate Event of Default hereunder, and shall entitle the Bank to exercise any one or more, or all, of the rights and remedies available to it in such event.

          9.     Indemnity: Costs of Defense. Borrower shall indemnify and save the Bank harmless from all actual losses, reasonable out-of-pocket costs and expenses incurred by or asserted against the Bank by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body (excepting an action to foreclose the lien of this Mortgage against the Mortgaged Property or to collect the debt secured hereby) with respect to which (a) a proof of claim is required to be filed; or (b) it becomes necessary to defend or uphold the terms of this Mortgage. All money paid or expended by the Bank in that regard, together with interest thereon from date of such payment at the Default Rate under the Note, shall be so much additional indebtedness secured hereby and shall be immediately and without notice due and payable to the Bank.

          10.     Compliance with Requirements. Borrower will at all times promptly and faithfully keep and perform, or cause to be kept and performed, all covenants and conditions contained in any easement agreements, party wall agreements, deeds or other instruments, which in any way affect the Mortgaged Property and which are to be kept and performed by Borrower. Borrower will not do or permit anything to be done under such instruments, the doing of which, or refrain from doing anything, the omission of which, will impair or tend to impair the security of this Mortgage.

          11.     Security Agreement. This Mortgage is a security agreement for the purpose of creating a security interest in and to all of the Collateral securing the Obligations. Borrower authorizes the Bank to file, in the jurisdiction where this Mortgage will be given effect, financing statements covering the Collateral without the necessity of obtaining Borrower’s signature pursuant to the Uniform Commercial Code in a form reasonably satisfactory to the Bank, and will pay the reasonable out-of-pocket cost of filing the same or filing or recording this instrument, as a financing statement, in all public offices at any time and from time to time wherever the Bank deems filing or recording of any financing statements or of this instrument to be desirable or necessary. Within five (5) business days upon request by mail, Borrower shall execute, acknowledge and deliver to the Bank a security agreement or other similar instrument in form prepared by Bank and reasonably satisfactory to Borrower covering all property, of any kind whatsoever owned by any Borrower, which, in the sole but reasonable opinion of the Bank is essential to the operation of the Mortgaged Property and concerning which there may be any doubt as to its being subject to the lien of this Mortgage under the laws of the Commonwealth of Kentucky. Borrower shall further execute, acknowledge and deliver any financing statement, affidavit, continuation statement or certificate or other document as the Bank may request in order to protect, preserve, maintain, continue and extend the security interest under and the priority of such security agreement or other instrument. Borrower agrees to pay to the Bank, on demand, all reasonable out-of-pocket costs and expenses incurred by the Bank in connection with the preparation, execution, recording and filing of any such documents.

          12.     Restriction Against Granting Further Security Interest. Borrower shall not, without the prior written consent of Bank, create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in the Mortgaged Property and/or

Collateral (or any portion thereof) including replacements and additions thereto, except as permitted hereunder or under the other Loan Documents.

          13.     Remedies. Upon Borrower’s breach of any covenant or agreement of Borrower contained in this Mortgage, including the covenant to pay when due all sums secured by this Mortgage and after notice and expiration of any applicable cure period, Bank shall have the remedies of a secured party under the Uniform Commercial Code and, at Bank’s option may also invoke all other remedies as provided herein. In exercising any of said remedies, Bank may proceed against the items of real property and any items of personal property specified herein as part of the Mortgaged Property separately or together and in any order whatsoever, without in any way affecting the availability of Bank’s remedies under the Uniform Commercial Code or any of the other remedies provided herein.

14. Financial Reporting Requirements. Borrower will furnish the following financial reports and information to the Bank:

          (a)      As soon as available (and in any event within one hundred twenty (120) days after the end of Borrower’s fiscal years), a complete copy of Borrower’s annual financial statements for that year, which shall be (1) prepared on a comparative basis with the prior year, in accordance with generally recognized accounting principles (except as disclosed therein) and in form and detail reasonably satisfactory to the Bank; and (2) certified (without qualification as to generally recognized accounting principles) by Borrower’s chief financial officer, Bank hereby acknowledging that the form of financial statements previously delivered to Bank is acceptable; and

(b) forthwith upon the Bank’s written request, such other information concerning Borrower’s financial condition, properties and operations as the Bank may from time to time reasonably request.

In addition, Borrower agrees to maintain proper and complete financial records and books of account, and to permit the Bank and its representatives, at Bank’s expense, to examine, photocopy or obtain by electronic media the same at any reasonable time.

15. Events of Default. The occurrence of any one or more of the following events shall be an “Event of Default” hereunder:

          (a)      The failure by Borrower to make any payment of principal or interest as and when such payment is due and payable under the Note, which failure shall continue beyond the expiration of any period of grace applicable to such payment under the Note;

(b) If any of Borrower’s representations or warranties hereunder shall prove to be knowingly untrue or incomplete in any material fashion when made;

          (c)      If Borrower shall fail to pay any Impositions or Insurance Premiums in accordance with Section 2, or to maintain any of the insurance required by the provisions of Section 4, or if Borrower shall violate any of the restrictions contained in Section 8 after the expiration of all written notice and cure periods provided in the Loan Documents;

(d) An encumbrance on or sale of the Mortgaged Property, or any part thereof, in violation of Section 8 herein;

(e) The filing of any lien or charge against the Mortgaged Property or any part thereof which is not removed or bonded to the satisfaction of Bank within a period of thirty (30) days thereafter;

          (f)      The failure to observe or perform any one or more of the other terms, covenants or other obligations on the part of Borrower set forth in the Note, this Mortgage, or the Loan Documents and such default is not fully cured within thirty (30) days after Bank has given written notice thereof to Borrower which identifies such default with specifics; provided, however, that if such default is curable, and if and so long as Borrower is proceeding with due diligence to cure the default, such period will be extended to whatever reasonable period is required to permit the Borrower to cure the default; provided that such additional curing period does not, in Bank’s sole opinion, jeopardize its vital interest in the Mortgaged Property;

          (g)      the filing, which filing is not dismissed within ninety (90) days of filing, by Borrower of: (i) a voluntary petition in bankruptcy; (ii) the filing by Borrower of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors; (iii) Borrower seeking or consenting to, or acquiescing in the appointment (without the consent of the Bank) of or the appointment of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the Mortgaged Property or any or all of the rents, revenues, issues, earnings, profits or income thereof; (iv) the making of any general assignment for the benefit of Borrower’s creditors; (v) the admission in writing by Borrower of its inability to pay its debts generally as they become due; or (vi) the entry by a court of competent jurisdiction of any order, judgment or decree approving a petition filed against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors;

(h) The abandonment by Borrower of all or a part of the Mortgaged Property; and,

(i) The dissolution or cessation of existence as a legal entity of Borrower.

          16.     Remedies of the Bank. Upon the occurrence of and at any time during the pendency of any Event of Default, the Bank may exercise any or all, or any combination of, the rights, powers and remedies conferred upon or reserved to it under this Mortgage, the Note, or any other Loan Document, or now or hereafter existing at law, in equity or by statute, including, without limitation, the following:

          (a)      The Bank may, at its option and whether electing to declare the whole indebtedness due and payable, perform any term, covenant or condition set forth in this Mortgage or in any other Loan Document which Borrower has failed to perform, without thereby waiving or being deemed to have waived any other remedy; and any amount paid or advanced by the Bank in connection therewith, or any other costs, charges or expenses incurred in the protection or operation of the Mortgaged Property and the maintenance of this lien, with interest thereon at the then applicable rate under the Note, shall be repayable by Borrower upon demand and shall be secured by this Mortgage; or

          (b)      At the option of the Bank, the whole indebtedness secured hereby shall become immediately due and payable, although the period for payment thereof may not have expired, and thereupon, the Bank may proceed at law or in equity to collect the entire indebtedness secured hereby and to proceed to foreclose this Mortgage as against all or any part of the Mortgaged Property or otherwise pursue any other right or remedy herein or by law provided; or

(c) the Bank may exercise any rights, powers, or remedies it may have as a secured party under the Uniform Commercial Code as adopted in the Commonwealth of Kentucky in respect of the Collateral.

          17.     Receiver. Upon commencement of any judicial proceedings to enforce any right under this Mortgage, the court in which such proceeding is brought, at any time thereafter, without notice to Borrower (such notice being hereby expressly waived) and without reference to the then value of the Mortgaged Property, to the solvency or insolvency of any person liable for any indebtedness secured hereby or other grounds for extraordinary relief, may appoint a receiver for the benefit of the Bank with power to take immediate possession of the Mortgaged Property, manage, rent and collect the rents therefrom; such rents when collected may be applied toward the payment of the indebtedness secured hereby and the costs, taxes, insurance and other items necessary for the protection and preservation of the Mortgaged Property, including the expenses of such receivership. The Bank’s right to a receiver shall be absolute and unconditional once a Event of Default occurs.

          18.     Right to Possession. The Bank may, after the occurrence and during the pendency of any Event of Default, take possession of the Mortgaged Property, manage it and collect all Rents and apply the same, less costs of operation and collection, toward payment of the indebtedness secured hereby. Any and all of the rights and remedies granted by this paragraph shall accrue and become available to the Bank without regard to whether a receiver has been appointed or a foreclosure action has been commenced, and the Bank’s exercise of any such rights shall not cure or waive any Event of Default hereunder.

          19.     Additional Remedies. The Bank may, after the occurrence and during the pendency of any Event of Default, institute appropriate judicial proceedings or proceed with any right or remedy, independent of or in aid of the power of entry hereinbefore conferred, as it may deem best for the protection and enforcement of its rights hereunder or to foreclose the lien hereof, or to enforce any right or remedy available to it under the laws of the Commonwealth of Kentucky, or to cause the Mortgaged Property to be sold as a whole or in parcels under the judgment or decree of a court or courts of competent jurisdiction, or may proceed to protect and enforce its rights by any other proper legal or equitable remedy as it shall deem most effectual. The Bank may, in connection with any foreclosure of this Mortgage, bid for and acquire the Mortgaged Property, and, in lieu of paying cash therefor, may make settlement for the purchase price at such foreclosure sale by crediting the aggregate sum of the indebtedness secured hereby and all other Obligations, together with the reasonable out-of-pocket costs and expense of such sale and any other sums for which Borrower may then be responsible hereunder against the price payable upon such foreclosure.

          20.     Waiver. To the full extent that Borrower may lawfully do so, Borrower waives all errors and imperfections in any proceedings instituted by the Bank to enforce any of its rights or remedies under this Mortgage and all benefit of any present or future moratorium law or any other present or future law, regulation, or judicial decision which: (a) exempts any of the Mortgaged Property or any other property, real or personal, or any part of the proceeds arising from any sale thereof from attachment, levy, or sale under execution; (b) provides for any stay of execution, marshalling of assets, exemption from civil process, redemption, extension of time for payment or valuation or appraisement of any of the Mortgaged Property; or (c) conflicts with any provision of any of this Mortgage.

          21.     Cumulative Remedies. Every right and remedy provided in this Mortgage shall be cumulative of every other right or remedy of the Bank whether conferred by this Mortgage, by any other Loan Document, or by law or equity. Any and all such rights may be enforced concurrently or sequentially. No acceptance of the performance of any obligation as to which Borrower shall be in default, and no waiver of particular or single performance of any obligation or observance of any covenant, shall be construed as a waiver of the obligation or covenant or as a waiver of any other Event of Default then, theretofore or thereafter existing.

          22.     Expenses. Borrower shall pay all filing and recording fees and all expenses incident to the execution and acknowledgement of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Borrower shall pay or reimburse the Bank, upon demand, for all reasonable out-of-pocket costs and expenses, including appraisal and reappraisal costs of the Mortgaged Property and attorneys’ fees, which the Bank may incur in connection with enforcement proceedings hereunder, attorneys’ fees incurred by the Bank in any other suit, action, legal proceeding or dispute of any kind in which the Bank is made a party or appears as party plaintiff or defendant, affecting the indebtedness secured hereby, this Mortgage, or the Mortgaged Property, or required in protecting or sustaining the lien of this Mortgage.

          23.     Future Advances. In accordance with the provisions of Kentucky Revised Statutes Sections 382.385 and 382.520, the parties hereto intend and agree that this Mortgage shall secure (i) any indebtedness arising under any Line of Credit or Revolving Credit Plan and (ii) unpaid balances of any loan advances, whether obligatory or note, made by Bank after this Mortgage is delivered to the County Clerk for record to the extent that the total unpaid indebtedness, exclusive of interest thereon, does not exceed the maximum amount of unpaid loan indebtedness which may be outstanding at any time, which is Thirty-Five Million Four Hundred Seventy-Seven Thousand Eight Hundred Ninety-Seven and 16/100 Dollars ($35,477,897.16). In addition, this Mortgage shall also secure any accrued interest on the indebtedness and all unpaid balances of advances made for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Premises. Borrower further covenants and agrees to repay all such loan advances with interest, and agree that the covenants contained in this Mortgage shall apply to such loan advances as well.

          24.     Priority of Mortgage Lien. Bank, at Bank’s option, is authorized and empowered to do all things provided to be done by a mortgagee under the Kentucky Revised Statutes, and any present or future amendments or supplements thereto, for the protection of Bank’s interest in the Mortgaged Property.

          25.     Notices. All notices required hereunder shall be in writing and shall be properly served if delivered in person or if sent by registered or certified mail with postage prepaid and return receipt requested or by overnight courier service to the following addresses (or to such other addresses as either party may subsequently designate):

If to the Bank:

NATIONAL CITY BANK One East Fourth Street Cincinnati, Ohio 45202 Attn: Commercial Real Estate Division Telecopier: (513) 455-9398

with a copy to:

Keating, Muething & Klekamp PLL One East Fourth Street, Suite 1400 Cincinnati, Ohio 45202 Attn: Mark J. Weber, Esq. Telecopier: (513) 579-6999

If to Borrower:

NTS Realty Holdings Limited Partnership 10172 Linn Station Road Louisville, Kentucky 40223 Attn: Neil A. Mitchell

with a copy to:

NTS Development Company 10172 Linn Station Road Louisville, Kentucky 40223 Attn: Rosann D. Tafel, Esq.

          All notices, demands, deliveries or other communications required hereunder shall be deemed received on the date of a signed receipt, if delivered in person, two (2) days after mailing, if mailed in the manner specified above, and on the date of delivery, if sent by courier.

          26.     Obligations Unconditional. The obligations of Borrower to make payments of any and all amounts due hereunder shall be absolute and unconditional without defense or set-off by reason of any default whatsoever, and such payments to the Bank shall not be decreased, abated, postponed or delayed for any reason whatsoever, including without limitation, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Mortgaged Property, the taking of any part of the Mortgaged Property, commercial frustration of purpose, failure of any person to perform or observe any agreement, whether expressed or implied, it being the intention of the parties that the payments required of the Borrower hereunder will be paid in full when due without any delay or diminution whatsoever.

27. Applicable Law. This Mortgage shall be construed, interpreted, enforced, and governed by and in accordance with the laws of the Commonwealth of Kentucky.

          28.     Waiver of Jury Trial. ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS MORTGAGE, OR (II) ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH THIS MORTGAGE OR THE NOTE IS HEREBY WAIVED BY BORROWER, AND IT IS EXPRESSLY AGREED BY BORROWER THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

          29.        Severability. If any provision of this Mortgage shall be held to be invalid, illegal or unenforceable, in whole or in part, or if any provision of this Mortgage shall operate to invalidate this Mortgage, then such provision or provisions only shall be deemed to be null and void and of no force or effect and shall not affect any other provision of this Mortgage; the remaining provisions of this Mortgage shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

30. Captions. The captions contained in this Mortgage are for convenience only and shall not be deemed to define, limit or otherwise modify the scope or intent of this Mortgage.

          31.     Variation in Pronouns. All the terms and words used in this Mortgage, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context or sense of this Mortgage or any paragraph or clause herein may require, the same as if such word had been fully and properly written in the correct number and gender.

          32.     Binding Effect. The provisions of this Mortgage shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns, and the covenants of Borrower herein shall run with the Land.

          33.     Trading with the Enemy Act. Neither the issuance of the Note nor the use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the Untied States Treasury Department (31 CRF, Subtitle B, Chapter V, as amended) or the Anti-Terrorism Order or any enabling legislation or executive order relating to any of the same. Without limiting the generality of the foregoing, neither Borrower nor any of its affiliates (a) is or will become a blocked person described in Section 1 of the Anti-Terrorism Order; or (b) engages or will engage in any dealings or transactions or be otherwise associated with any such blocked person. For purposes hereof, “Anti-Terrorism Order” means Executive Order No. 13,224,66 Fed. Reg. 49,079 (2001), issued by the President of the Untied States (Executive Order Blocking Property and Prohibiting Transactions).

          PROVIDED, ALWAYS, NEVERTHELESS, if Borrower shall pay all of the indebtedness secured hereby and shall fully keep and perform all of the terms, covenants and conditions by Borrower to be kept and performed herein and in the Note and other Loan Documents contained therein, then this Mortgage shall be void and shall be released by the Bank, at the cost and expense of Borrower; otherwise this Mortgage is to be and shall remain in full force and effect.

          IN WITNESS, this Mortgage has been executed as of the day and year set forth above.

BORROWER:

NTS REALTY HOLDINGS LIMITED
PARTNERSHIP, a Delaware limited partnership

By:   NTS REALTY CAPITAL, INC.,
        Its Managing General Partner

        By:   /s/ Neil A. Mitchell
              ——————————————
        Name: Neil A. Mitchell
Title: Senior Vice President

STATE OF  KENTUCKY  )
                                                      : SS:
COUNTY OF  JEFFERSON  )

          The foregoing instrument was acknowledged before me this  11th  day of October, 2006 by   Neil A. Mitchell  ,   Senior Vice President   of NTS Realty Capital, Inc., the Managing General Partner of NTS Realty Holdings Limited Partnership, a Delaware limited partnership, on behalf of the limited partnership.

/s/ Susan M. Howard —————————————— Notary Public My commission expires: April 27, 2010

This instrument was prepared by:

/s/ Mark J. Weber
——————————————
Mark J. Weber
Keating, Muething & Klekamp PLL
One East Fourth Street, Suite 1400
Cincinnati, Ohio 45202
Attn: Mark J. Weber, Esq.

EXHIBIT A

BLANKENBAKER BUSINESS CENTER I:

PARCEL 1:

A certain tract of land in the community of Louisville, Jefferson County, Kentucky, more particularly described as follows:

Unless stated otherwise, any monument referred to herein as a “set pin and cap” is a set 5/8” diameter steel rebar, eighteen inches (18”) in length, with a yellow plastic cap stamped “B.MATHERLY PLS 3596".

BEGINNING at a point on the North right-of-way line of Bluegrass Parkway and at the southeast corner of a tract of land conveyed to Maximus Holdings, LLC. recorded in Deed Book 8349, Page 537 in the Office of the Clerk of Jefferson County, Kentucky; thence with the line of Maximus Holdings, LLC. North 14 deg. 52 min. 15 sec. West, 326.75 feet to a set pin and cap at the southwest corner of a tract of land conveyed to NTS Realty Holdings Limited Partnership recorded in Deed Book 8547, Page 436 in the aforementioned clerk’s office; thence with the line of NTS Realty Holdings Limited Partnership the following courses: South 53 deg. 36 min. 36 sec. East, 108.67 feet to a set p.k. nail; North 74 deg. 49 min. 35 sec. East, 49.50 feet to a set “+” cut; South 15 deg. 06 min. 11 sec. West, 63.00 feet to a point; South 88 deg. 11 min. 25 sec. East, 97.90 feet to a point; North 14 deg. 36 min. 02 sec. East, 89.98 feet to a set pin and cap; North 75 deg. 13 min. 04 sec. East, 191.81 feet to a set pin and cap; North 07 deg. 18 min. 03 sec. East, 192.67 feet to a set pin and cap; North 73 deg. 52 min. 52 sec. East, 50.65 feet found pin and cap, stamped “D.L. KRAUS 2613” on the south line of a tract of land conveyed to NTS Development Company/NTS Bluegrass Development Partnership recorded in Deed Book 5622, Page 150 and Deed Book 5561, Page 706 in the aforementioned clerk’s office; thence with the line of NTS South 82 deg. 30 min. 51 sec. East, 194.41 feet to a set pin and cap on the west right-of-way line of Kentucky Mills Drive; thence with the right-of-way line of Kentucky Mills Drive the following courses: with a curve to the left, having a radius of 1462.39 feet, and a chord of South 07 deg. 42 min. 40 sec. West, 398.21 feet to a set pin and cap; South 00 deg. 06 min. 51 sec. East, 75.00 feet to a set pin and cap; with a curve to the right, having a radius of 170.00 feet, and a chord of South 19 deg. 48 min. 52 sec. West, 115.89 feet to a set pin and cap; South 39 deg. 44 min. 37 sec. West, 4.03 feet to a set pin and cap; with a curve to the right, having a radius of 40.00 feet, and a chord of South 81 deg. 26 min. 54 sec. West, 53.22 feet to a point on the north right-of-way line of Bluegrass Parkway; thence with the right-of-way line of Bluegrass Parkway, with a curve to the left, having a radius of 570.00 feet, and the following chords: North 68 deg. 52 min. 51 sec. West, 237.69 feet to a point; South 87 deg. 03 min. 02 sec. West, 237.69 feet to the POINT OF BEGINNING and containing 5.228 acres, more or less, according to a survey by Brian E. Matherly, PLS#3596, with Sabak, Wilson and Lingo, Inc., on February 15, 2005; and being designated as TRACT 1, as more particularly shown on the Minor Subdivision Plat, approved by the Louisville and Jefferson County Planning Commission, on June 28, 1994, Docket # 171-94, attached to the Deed of record in Deed Book 6489, Page 972, in the Office aforesaid.

TOGETHER WITH the right to use in common with others the access easements set out in Declaration of Cross-Easement of record in Deed Book 5924, Page 754, as amended in Deed Book 6365, Page 106, both in the Office aforesaid, and the access easements as shown on the Plat attached to the Deed of record in Deed Book 5924, Page 744, in the Office aforesaid, and on the Plat attached to the Deed of record in Deed Book 5635, Page 889, in the Office aforesaid, and the access easements as shown on the Plat attached to the Instrument of record in Mortgage Book 3030, Page 652, in the Office aforesaid.

PARCEL 2:

BEING Tract 3 as shown on the Minor Subdivision Plat, approved by the Louisville and Jefferson County Planning Commission, attached to the Deed of record in Deed Book 6024, Page 302, in the Office aforesaid; and being further shown as Tract 4 on the Minor Subdivision Plat, approved by the Louisville and Jefferson County Planning Commission, on June 28, 1994, Docket # 171-94, attached to the Deed of record in Deed Book 6489, Page 972, in the Office aforesaid.

TOGETHER WITH the right to use in common with others the access easements set out in Declaration of Cross-Easement of record in Deed Book 5924, Page 754, as amended in Deed Book 6365, Page 106, both in the Office aforesaid, and the access easements shown on the plats attached to the instruments of record in Deed Book 5924, Page 744 and Deed Book 5635, Page 889, all in the Office aforesaid.

Said Parcel 2 is more particularly described as follows:

A certain tract of land in the community of Louisville, Jefferson County, Kentucky, more particularly described as follows:

Unless stated otherwise, any monument referred to herein as a “set pin and cap” is a set 5/8” diameter steel rebar, eighteen inches (18”) in length, with a yellow plastic cap stamped “B.MATHERLY PLS 3596".

BEGINNING at a point on the North right-of-way line of Bluegrass Parkway and at the southeast corner of a tract of land conveyed to Maximus Holdings, LLC. recorded in Deed Book 8349, Page 537 in the Office of the Clerk of Jefferson County, Kentucky; thence with the line of Maximus Holdings, LLC. North 14 deg. 52 min. 15 sec. West, 432.06 feet to a found nail being the TRUE POINT OF BEGINNING; Thence North 14 deg. 52 min. 15 sec. West, 399.58 feet to a set pin and cap at the north east corner of a tract of land conveyed to NTS Realty Holdings Limited Partnership recorded in Deed Book 8547, Page 436; thence with the line of NTS Realty Holdings Limited Partnership North 74 deg. 55 min. 50 sec. East, 253.82 feet to a found nail; thence South 15 deg. 02 min. 06 sec. East, 208.21 feet to a found nail; thence North 74 deg. 57 min. 54 sec. East, 42.00 feet to a found nail; thence South 15 deg. 02 min. 06 sec. East, 185.86 feet to a found nail; thence South 73 deg. 52 min. 20 sec. West, 297.02 feet to the TRUE POINT OF BEGINNING and containing 2.499 acres, more or less, according to a survey by Brian E. Matherly, PLS#3596, with Sabak, Wilson and Lingo, Inc., on February 14, 2005.

2

PARCEL 1 AND PARCEL 2 having been acquired by NTS Realty Holdings Limited Partnership, a Delaware limited partnership, by Deed dated December 28, 2004, of record in Deed Book 8547, Page 493, in the Office aforesaid.

PARCEL 3:

A certain tract of land in the community of Louisville, Jefferson County, Kentucky, more particularly described as follows:

Unless stated otherwise, any monument referred to herein as a “set pin and cap” is a set 5/8” diameter steel rebar, eighteen inches (18”) in length, with a yellow plastic cap stamped “B.MATHERLY PLS 3596".

BEGINNING at a point on the North right-of-way line of Bluegrass Parkway and at the southeast corner of a tract of land conveyed to Maximus Holdings, LLC. recorded in Deed Book 8349, Page 537 in the Office of the Clerk of Jefferson County, Kentucky; thence with the line of Maximus Holdings, LLC. North 14 deg. 52 min. 15 sec. West, 326.75 feet to the TRUE POINT OF BEGINNING; Thence North 14 deg. 52 min. 15 sec. West, 105.31 feet to a found nail; thence North 73 deg. 52 min. 20 sec. East, 297.02 feet to a found nail; thence North 15 deg. 02 min. 06 sec. West, 185.56 feet to a found nail; thence South 74 deg. 57 min. 54 sec. West, 42.00 feet to a found nail; thence North 15 deg. 02 min. 06 sec. West, 208.21 feet to a found nail; thence South 74 deg. 55 min. 50 sec. West, 196.17 feet to a set pin and cap; thence North 14 deg. 50 min. 16 sec. West, 160.99 feet to a point in the south right-of-way line of Interstate #64; thence with the south line of Interstate #64 North 87 deg. 41 min. 57 sec. East, 191.00 feet to a point; thence North 89 deg. 35 min. 05 sec. East, 212.25 feet to a found pin and cap, stamped “D.L. KRAUS 2613"; thence South 14 deg. 53 min. 50 sec. East, 456.34 feet to a found pin and cap, stamped “D.L. KRAUS 2613"; thence North 73 deg. 52 min. 20 sec. East, 27.61 feet to a found pin and cap, stamped “D.L. KRAUS 2613"; thence South 82 deg. 30 min. 51 sec. East, 66.74 feet to a found pin and cap, stamped “D.L. KRAUS 2613"; thence South 73 deg. 52 min. 52 sec. West, 50.65 feet to a set pin and cap; thence South 07 deg. 18 min. 03 sec. West, 192.67 feet to a set pin and cap; thence South 75 deg. 13 min. 04 sec. West, 191.81 feet to a set pin and cap; thence South 14 deg. 36 min. 02 sec. West, 89.98 feet to a point; thence North 88 deg. 11 min. 25 sec. West, 97.90 feet to a point; thence North 15 deg. 06 min. 11 sec. East, 63.00 feet to a set “+” cut; thence South 74 deg. 49 min. 35 sec. West, 49.50 feet to a set p.k. nail; thence North 53 deg. 36 min. 36 sec. West, 108.67 feet to the TRUE POINT OF BEGINNING and containing 4.803 acres, more or less, according to a survey by Brian E. Matherly, PLS#3596, with Sabak, Wilson and Lingo, Inc., on February 14, 2005; and being designated as Tract 2 on the Minor Subdivision Plat, approved by the Louisville and Jefferson County Planning Commission, on June 28, 1994, Docket # 171-94, attached to the Deed of record in Deed Book 6489, Page 972, in the Office aforesaid.

TOGETHER WITH the right to use in common with others the access easements set out in Declaration of Cross-Easement of record in Deed Book 5924, Page 754, as amended in Deed Book 6365, Page 106, both in the Office aforesaid, and the access easements as shown on the Plat attached to the Deed of record in Deed Book 6024, Page 302, in the Office aforesaid, and

3

the access easements as shown on the Plat attached to the Instrument of record in Mortgage Book 3030, Page 652, in the Office aforesaid, and on the plats attached to the instruments of record in Deed Book 5924, Page 744 and Deed Book 5635, Page 889, both in the Office aforesaid.

BEING Parcel 3 acquired by NTS Realty Holdings Limited Partnership, a Delaware limited partnership, by Deed dated December 28, 2004, of record in Deed Book 8547, Page 436, in the Office of the Clerk of Jefferson County, Kentucky.

BLANKENBAKER BUSINESS CENTER II:

A certain tract of land in the community of Louisville, Jefferson County, Kentucky, more particularly described as follows:

Unless stated otherwise, any monument referred to herein as a “set pin and cap” is a set 5/8” diameter steel rebar, eighteen inches (18”) in length, with a yellow plastic cap stamped “B.MATHERLY PLS 3596".

BEGINNING at a found pin and cap, stamped “MATHERLY LS#2179” at the northwest corner of a tract of land conveyed to Commerce Properties, LLC. in Deed Book 6943, Page 452 and on the east line of a tract of land conveyed to John L. Becker, Sr. c/o Green Bull, Inc.; thence with the line of Green Bull, Inc. North 15 deg. 04 min. 54 sec. West, 498.00 feet to a point at the southwest corner of a tract of land conveyed to NTS Bluegrass Development Partnership in Deed Book 5692, Page 967 and on the east line of Green Bull, Inc.; thence leaving the line of Green Bull, Inc. and with the line of NTS Bluegrass Development Partnership North 74 deg. 49 min. 35 sec. East, 466.72 feet to a set pin and cap on the south line of a tract of land conveyed to RYKARA, LLC. and a westerly corner of a tract of land conveyed to NTS Realty Holdings Limited Partnership in Deed Book 8547, Page 493; thence with the line of NTS Realty Holdings Limited Partnership South 14 deg. 52 min. 15 sec. East, 419.58 feet to a point on the west line of a tract of land conveyed to NTS Realty Holdings Limited Partnership in Deed Book 8547, Page 436 and on the northeast corner of a tract of land conveyed to Maximus Holdings, LLC.; thence with the line of Maximus Holdings, LLC. South 73 deg. 52 min. 20 sec. West, 200.21 feet to a set pin and cap at the northwest corner of Maximus Holdings, LLC. and the northeast corner of the right-of-way line of Commerce Court; thence with the right-of-way line of Commerce Court the following courses: South 73 deg. 52 min. 26 sec. West, 50.92 feet to a set pin and cap; with a curve to the left, having a radius 50.00 feet, chord being South 68 deg. 37 min. 39 sec. West, 9.14 feet to a set pin and cap; South 73 deg. 52 min. 20 sec. West, 47.01 feet to a found pin and cap, stamped “MATHERLY LS#2179"; South 15 deg. 04 min. 54 sec. East, 72.49 feet to a set pin and cap on the north line of Commerce Properties, LLC. and on the west right-of-way line of Commerce Court; thence leaving Commerce Court and with the line of Commerce Properties, LLC, South 74 deg. 49 min. 53 sec. West, 158.00 feet to the POINT OF BEGINNING and containing 4.792 acres, more or less, according to a survey by Brian E. Matherly, PLS#3596, with Sabak, Wilson and Lingo, Inc., on February 10, 2005; and being a consolidation of (i) Revised Lot 1C and Tract 1B1 as shown on “Deed of Dedication” (Louisville and Jefferson County Planning Commission Docket No. 225-88), of record in Deed Book 5861, Page 422, in the Office aforesaid, (ii) Lot 1D, NTS Commonwealth-Bluegrass Industrial Park, Revision of

4

Section 1, Lots 1 and 2, Plat of which is of record in Plat and Subdivision Book 35, Page 6, in the Office aforesaid, and (iii) the property acquired by NTS/BBC I in Deed Book 6369, Page 907, in the Office aforesaid.

BEING Parcel II acquired by NTS REALTY HOLDINGS LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, by Deed dated December 28, 2004, of record in Deed Book 8547, Page 436, in the Office of the Clerk of Jefferson County, Kentucky.

SPRINGS MEDICAL OFFICE BUILDING I:

BEING Lot 4, as shown on the Minor Subdivision Plat approved by the Louisville and Jefferson County Planning Commission on March 9, 1995, Docket No. 44-95, attached to and made a part of a Deed dated April 13, 1995, of record in Deed Book 6578, Page 910, in the Office of the Clerk of Jefferson County, Kentucky.

TOGETHER with non-exclusive appurtenant easements as shown on Access Easements on a Minor Subdivision Plat attached to and made part of a Deed dated April 13, 1995, of record in Deed Book 6578, Page 910, and Plat and Subdivision Book 38, Page 10, in the Office aforesaid.

AND

TOGETHER with non-exclusive appurtenant easements for access and parking as set out in an Agreement of Covenants, Conditions and Restrictions and Reciprocal Easement Agreement, dated April 13, 1995, of record in Deed Book 6578, Page 922, in the Office aforesaid.

Also described as shown on Survey prepared by Steven L. Burch, PLS #3022, dated February 9, 2005, and described as follows:

A certain tract of land in the community of Louisville, Jefferson County, Kentucky, and more particularly described as follows:

Unless stated otherwise, any monument referred to as a “pin and cap” is a set 5/8” diameter rebar, eighteen (18”) inches in length, with a yellow cap stamped “SL BURCH LS 3022". All bearings stated herein are referred to the record plat of the Springs recorded in Plat Book 37, Page 1, in the Office of the Clerk of Jefferson County, Kentucky, and described therein.

Being Lot 4, as shown on the Minor Subdivision Plat approved by the Louisville and Jefferson County Planning Commission on March 9, 1995, and recorded in Deed Book 6578, Page 910, in the Office of the Clerk of Jefferson County, Kentucky.

Beginning at an iron pin in the South right-of-way line of Dutchmans Parkway, said iron pin being the most Northeast corner of the tract conveyed to Louisville Board of Realtors, Inc., as recorded in Deed Book 5955, Page 479, in the aforementioned clerk’s office; thence with said right-of-way line and the arc of a curve to the right, having a radius of 694.34 feet and a chord of South 83°26'55” East 58.09 feet to an iron pin; thence South 81°03'04” East 72.00 feet to an iron

5

pin; thence with the arc of a curve to the left having a radius of 770.00 feet and a chord of South 88°34'41” East 201.73 feet to a point; thence leaving the South right-of-way line of Dutchmans Parkway the following courses and distances:

South 05°25"39” East 263.78 feet to an iron pin;
South 51°37'48” East 58.61 feet to an iron pin;
South 02°55'19” West 85.10 feet to a “+” cut;
South 68°31'08” West 40.66 feet to a “v” cut;
South 18°33'22” East 86.00 feet to a pk nail;
South 55°38'00” West 178.21 feet to a pk nail;
South 34°22'00” East 194.19 feet to a pk nail

thence with a arc of a curve to the right having a radius of 120.00 feet and a chord of North 72°07'40” West 146.97 feet to a nail; thence North 34°22'00” West 573.29 feet to a nail; thence North 07°56'17” East 41.66 feet to an iron pin; thence North 82°18'54” East 135.00 feet to an iron pin; thence North 07°41'06” West 188.17 feet to the point of beginning, containing 5.153 acres, more or less, and being conveyed to NTS Realty Holdings Limited Partnership, as recorded in Deed Book 8547, Page 471, in the Office aforesaid.

BEING the same property acquired by NTS Realty Holdings Limited Partnership, a Delaware limited partnership, by Deed dated December 28, 2004, of record in Deed Book 8547, Page 471, in the Office of the Clerk of Jefferson County, Kentucky.

SPRINGS OFFICE BUILDING:

UNLESS otherwise stated, any monument referred to herein as a “pin and cap” is a set 5/8-inch iron pin, 18-inches in length, with a yellow plastic stamped “D.L. Kraus L.S. 2613".

BEGINNING at a found 1/2-inch rebar on the intersection of the South right-of-way line of Interstate 64 and the West right-of-way line of Breckenridge Lane; thence with the West right-of-way line of Breckenridge Lane, South 33 degrees 45 minutes 51 seconds East 90.00 feet to a pin and cap in the Northernmost corner of a tract conveyed to CNB Bank as recorded in Deed Book 5987, Page 217, in the Office of the Clerk of Jefferson County, Kentucky; thence with the Northwest line of CNB Bank the following courses: South 56 degrees 14 minutes 09 seconds West 156.00 feet to a found 5/8-inch iron pin; South 4 degrees 14 minutes 9 seconds West 157.00 feet to a found 5/8-inch iron pin; South 36 degrees 57 minutes 23 seconds East 80.55 feet to a found PK nail; thence with the South line of CNB Bank and the arc of a curve to the right having a radius of 175.00 feet and a chord of North 65 degrees 22 minutes 51 seconds East 77.98 feet to a PK nail set; thence with the arc of a curve to the left having a radius of 160.02 feet and a chord of North 71 degrees 16 minutes 53 seconds East 38.85 feet to a PK nail set; thence with the arc of a curve to the left having a radius of 799.00 feet and a chord of North 60 degrees 16 minutes 40 seconds East 112.34 feet to a PK nail set; thence North 56 degrees 14 minutes 47 seconds East 21.61 feet to a PK nail set in said line of Breckenridge Lane; thence with Breckenridge Lane, South 33 degrees 45 minutes 51 seconds East 49.20 feet to a pin and cap and most Northeast corner to O’Charley’s Inc., as recorded in Deed Book 6256, Page 173, in the

6

Office aforesaid; thence with O’Charley’s North line, South 62 degrees 44 minutes 01 second West 100.01 feet to a pin and cap; thence South 74 degrees 29 minutes 17 seconds West 140.59 feet to a PK nail set; thence with the arc of a curve to the left having a radius of 150.00 feet and a chord of South 26 degrees 40 minutes 26 seconds West 156.31 feet to a point in the North line of Home Quarters Warehouse, Inc., recorded in Deed Book 6131, Page 537, in the Office aforesaid; thence with the North line of Home Quarters the following courses with Beargrass Creek: North 80 degrees 19 minutes 28 seconds West 36.10 feet to a found PK nail; North 55 degrees 25 minutes 40 seconds West 195.52 feet to a point; South 77 degrees 06 minutes 04 seconds West 134.39 feet to a point; North 65 degrees 52 minutes 53 seconds West 167.63 feet to a point; South 73 degrees 33 minutes 27 seconds West 109.40 feet to a point; South 40 degrees 51 minutes 52 seconds West 212.33 feet to a 1/2-inch rebar set in the East line of The Springs, as recorded in Plat and Subdivision Book 37, Page 1, in the Office aforesaid; thence with the East line of The Springs the following courses: North 45 degrees 06 minutes 16 seconds West 141.00 feet to a found 1/2-inch rebar; North 39 degrees 53 minutes 18 seconds West 167.24 feet to a pin and cap; North 14 degrees 50 minutes 45 seconds West 173.08 feet to a point; North 40 degrees 12 minutes 23 seconds West 154.87 feet to a pin and cap in the South right-of-way line of Interstate 64; thence with the South right-of-way of Interstate 64 the following courses: North 79 degrees 56 minutes 18 seconds East 88.00 feet to a concrete monument; North 03 degrees 05 minutes 46 seconds East 80.00 feet to a found 1/2-inch rebar with cap stamped L.S. 2747; South 89 degrees 30 minutes 41 seconds East 788.52 feet to a found 1/2-inch rebar; South 83 degrees 43 minutes 01 second East 293.65 feet to the point of beginning.

TOGETHER WITH appurtenant easements as set out in Deed Book 5782, Page 983; Deed Book 5954, Page 168; Deed Book 5790, Page 576, and Deed Book 5987, Page 217, all in the Office aforesaid.

ALSO DESCRIBED AS SHOWN ON SURVEY PREPARED BY STEVEN L. BURCH, PLS #3022, DATE FEBRUARY 15, 2005, AND DESCRIBED AS FOLLOWS:

A CERTAIN TRACT OF LAND IN THE COMMUNITY OF LOUISVILLE, JEFFERSON COUNTY, KENTUCKY, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

UNLESS STATED OTHERWISE, ANY MONUMENT REFERRED TO AS A “PIN AND CAP” IS A SET 5/8” DIAMETER REBAR, EIGHTEEN (18”) INCHES IN LENGTH, WITH A YELLOW CAP STAMPED “DL KRAUS LS 2613". ALL BEARINGS STATED HEREIN ARE REFERRED TO THE RECORD PLAT OF THE SPRINGS RECORDED IN PLAT BOOK 37, PAGE 1, IN THE OFFICE OF THE CLERK OF JEFFERSON COUNTY, KENTUCKY, AND DESCRIBED HEREIN.

BEING EXISTING TRACT B-2, AS SHOWN ON THE MINOR SUBDIVISION PLAT APPROVED BY THE LOUISVILLE AND JEFFERSON COUNTY PLANNING COMMISSION ON OCTOBER 6, 1992, DOCKET NO. 193-99, ATTACHED TO AND MADE A PART OF THE INSTRUMENT OF RECORD IN DEED BOOK 6244, PAGE 534, IN THE OFFICE OF THE CLERK OF JEFFERSON COUNTY, KENTUCKY.

BEGINNING AT A FOUND 1/2” REBAR AT THE INTERSECTION OF THE SOUTH

7

RIGHT-OF-WAY LINE OF INTERSTATE 64 AND THE WEST RIGHT-OF-WAY LINE OF BRECKENRIDGE LANE; THENCE WITH THE WEST RIGHT-OF-WAY LINE OF BRECKENRIDGE LANE SOUTH 33°45'51” EAST 90.00 FEET TO A PIN AND CAP IN THE NORTHERNMOST CORNER OF A TRACT CONVEYED TO FIRST FEDERAL SAVINGS BANK OF KENTUCKY, AS RECORDED IN DEED BOOK 6507, PAGE 475, IN THE AFOREMENTIONED CLERK’S OFFICE; THENCE WITH THE NORTHWEST LINE OF FIRST FEDERAL SAVINGS BANK OF KY THE FOLLOWING COURSES: SOUTH 56°14'09” WEST 156.00 FEET TO A 5/8” REBAR; SOUTH 04°14'09” WEST 157.00 FEET TO A 5/8” REBAR; SOUTH 36°57"23” EAST 80.55 FEET TO A NAIL HOLE; THENCE WITH THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 175.00 FEET AND A CHORD OF NORTH 65°22'51” EAST 77.98 FEET TO A P.K. NAIL; THENCE WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 160.02 FEET AND A CHORD OF NORTH 71°16'53” EAST 38.85 FEET TO A P.K. NAIL; THENCE WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 799.00 FEET AND A CHORD OF NORTH 60°16'40” EAST 112.34 FEET TO A P.K.NAIL; THENCE NORTH 56°14'47” EAST 21.61 FEET TO A P.K. NAIL IN THE WEST RIGHT-OF-WAY LINE OF BRECKENRIDGE LANE; THENCE WITH BRECKENRIDGE LANE SOUTH 33°45'51" EAST 49.20 FEET TO A PIN AND CAP IN THE NORTHEAST CORNER OF A TRACT CONVEYED TO O’CHARLEY’S, INC., AS RECORDED IN DEED BOOK 6256, PAGE 173, IN THE AFORESAID CLERK’S OFFICE; THENCE LEAVING BRECKENRIDGE LANE AND ALONG THE NORTHWEST LINE OF O’CHARLEY’S, INC., SOUTH 62°44'01” WEST 100.01 FEET TO A PIN AND CAP; THENCE SOUTH 74°29'17" WEST 140.59 FEET TO A P.K. NAIL; THENCE WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 150.00 FEET AND A CHORD OF SOUTH 26°40'26” WEST 156.31 FEET TO A POINT IN THE CREEK; THENCE LEAVING O’CHARLEY’S AND ALONG THE NORTH LINE OF A TRACT CONVEYED TO WILINGTON TRUST CO. & WILLIAM J. WADE TRUSTEES, AS RECORDED IN DEED BOOK 6491, PAGE 542, IN THE AFORESAID CLERK’S OFFICE; THENCE WITH THE NORTH LINE OF WILINGTON THE FOLLOWING COURSES: NORTH 80°19'28” WEST 36.10 FEET TO A NAIL HOLE; NORTH 55°25'40” WEST 195.52 FEET TO A POINT IN THE CREEK; SOUTH 77°06'04” WEST 134.39 FEET TO A POINT IN THE CREEK; NORTH 65°52'53” WEST 167.63 FEET TO A POINT IN THE CREEK; SOUTH 73°33'27” WEST 109.40 FEET TO A POINT IN THE CREEK; SOUTH 40°51'52” WEST 212.33 FEET TO A 1/2” IRON PIN IN THE NORTHEAST LINE OF THE SPRINGS, AS RECORDED IN PLAT BOOK 37, PAGE 1, IN THE AFORESAID CLERK’S OFFICE; THENCE WITH THE NORTHEAST LINE OF THE SPRINGS THE FOLLOWING COURSES: NORTH 45°06'16” WEST 141.00 FEET TO A 1/2” RE-BAR; NORTH 39°53'18” WEST 167.24 FEET TO A PIN AND CAP; NORTH 14°50'45” WEST 173.08 FEET TO A POINT IN THE CREEK; NORTH 40°12'23” WEST 154.87 FEET TO A PIN AND CAP IN THE SOUTH RIGHT-OF-WAY LINE OF INTERSTATE 64; THENCE WITH THE SOUTH LINE OF INTERSTATE 64 THE FOLLOWING COURSES: NORTH 79°56'18” EAST 88.00 FEET TO A CONCRETE MONUMENT; NORTH 03°05'46” WEST 80.00 FEET TO A 1/2” IRON PIN; SOUTH 89°30'41” EAST 788.52 FEET TO A 1/2” IRON PIN; SOUTH 83°43'01” EAST 293.65 FEET TO THE POINT OF BEGINNING, CONTAINING 11.461 ACRES, MORE OR LESS, AND BEING THE TRACT CONVEYED TO NTS REALTY HOLDINGS LIMITED PARTNERSHIP, AS RECORDED IN DEED BOOK 8547, PAGE 480, IN THE OFFICE OF THE CLERK OF JEFFERSON COUNTY, KENTUCKY.

8

Being the same property acquired by NTS REALTY HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership, by Deed dated December 28, 2004, of record in Deed Book 8547, Page 480, in the Office of the Clerk of Jefferson County, Kentucky.

9